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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to three hundred thousand (300,000) additional shares of Mellon Bank Corporation's Common Stock to be issued from time to time pursuant to the Corporation's Dividend Reinvestment and Common Stock Purchase Plan and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of May 20, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

FRANK V. CAHOUET                            ROTAN E. LEE
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Frank V. Cahouet, Director and              Rotan E. Lee, Director
Principal Executive Officer


DWIGHT L. ALLISON                           ANDREW W. MATHIESON
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Dwight L. Allison, Jr., Director            Andrew W. Mathieson, Director


BURTON C. BORGELT                           EDWARD J. MCANIFF
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Burton C. Borgelt, Director                 Edward J. McAniff, Director
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CAROL R. BROWN                              ROBERT MEHRABIAN
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Carol R. Brown, Director                    Robert Mehrabian, Director


J. W. CONNOLLY                              SEWARD PROSSER MELLON
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J. W. Connolly, Director                    Seward Prosser Mellon, Director


CHARLES A. CORRY                            DAVID S. SHAPIRA
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Charles A. Corry, Director                  David S. Shapira, Director


C. FREDERICK FETTEROLF                      W. KEITH SMITH
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C. Frederick Fetterolf, Director            W. Keith Smith, Director


                                            JOAB L. THOMAS
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Ira J. Gumberg, Director                    Joab L. Thomas, Director


PEMBERTON HUTCHINSON                        WESLEY W. VON SCHACK
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Pemberton Hutchinson, Director              Wesley W. von Schack, Director


GEORGE W. JOHNSTONE                         WILLIAM J. YOUNG
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George W. Johnstone, Director               William J. Young, Director

                                     - 2 -
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                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to three hundred thousand (300,000) additional shares of Mellon Bank Corporation's Common Stock to be issued from time to time pursuant to the Corporation's Dividend Reinvestment and Common Stock Purchase Plan and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of May 27th, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


IRA J. GUMBERG
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Ira J. Gumberg, Director